UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2016 (June 10, 2016)

CHANGE HEALTHCARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34435	20-5799664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3055 Lebanon Pike, Suite 1000 Nashville, TN		37214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 932-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 10, 2016, Change Healthcare Holdings, Inc. (the “Company”) received unanimous written consent from its stockholder of record as of June 9, 2016, in lieu of an annual meeting, to elect Neil de Crescenzo, Howard Lance, Philip Pead, Pamela Pure, Phillip Roe, Neil Simpkins, Justin Sunshine and Hunter Philbrick as the Board of Directors of the Company. Each of the directors was elected to serve until the next annual meeting of the stockholders and until his or her successor is duly elected and qualified or until the earlier of his or her death, resignation or removal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE HOLDINGS, INC.
(Registrant)

By:	/s/ Gregory T. Stevens
Gregory T. Stevens
Executive Vice President, General Counsel and Secretary

Date: June 14, 2016